Intangible Assets, net	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets, net	Intangible Assets, net

Intangible assets at December 31, 2023 and 2022 are summarized as follows:

			December 31, 2023			December 31, 2022
($ in millions)	Estimated Life (Years)	Weighted- Average Amortization Period (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Amortized:
Customer relationships	2-20	15.6	2,305	1,582	723	2,303	1,464	838
Computer software and game library	3-14	5.8	916	855	61	887	809	78
Trademarks	1-20	12.7	185	127	58	184	119	65
Developed technologies	2-15	6.1	286	232	54	283	222	61
Capitalized software development	2-5	1.7	33	4	29	—	—	—
Licenses - IP	2-10	8.5	396	29	367	75	—	75
Licenses - Other	4-23	4.5	61	59	2	58	55	3
Other	2-17	6.2	47	32	15	40	31	9
			4,228	2,919	1,310	3,830	2,700	1,130
Unamortized:
Trademarks			245	—	245	245	—	245
			4,473	2,919	1,555	4,075	2,700	1,375
Intangible asset amortization expense of $214 million, $182 million, and $190 million (which includes computer software amortization expense of $23 million, $22 million, and $23 million) was recorded in 2023, 2022, and 2021, respectively.

In connection with the July 2022 acquisition of iSoftBet, previously discussed in Note 3 - Business Acquisitions and Divestitures, the Company allocated $58 million (€59 million) of the purchase price to the intangible assets acquired (primarily acquired developed technologies of €51 million and customer relationships of €8 million). The estimated useful life of the assets are 6 to 15 years with a weighted average amortization period of 9.2 years. In connection with the September 2022 sale of Lis Holding S.p.A., the Company recorded a €12 million reduction in net book value of intangible assets (principally patents and trademarks) related to the divestiture.

In December 2022, the Company entered into a $75 million multi-year license agreement of intellectual property with payments due under the agreement commencing in 2023.

In June 2023, the Company entered into a ten-year licensing agreement with Sony that grants the Company exclusive rights to the Wheel of Fortune® brand across gaming, lottery, iGaming, and iLottery and non-exclusive rights to distribute Wheel of Fortune® content for free-to-play social casinos. Minimum guaranteed payments of $313 million under the agreement are included as a licensed IP asset within intangible assets, net with a corresponding licensing obligation payable within other non-current liabilities. Payments due under the agreement commence in 2025.

Payments made after the first 90 days following execution of these agreements are classified as payments on license obligations within the financing section of the Consolidated Statements of Cash Flows.

Amortization expense on intangible assets for the next five years is expected to be as follows ($ in millions):

Year	Amount
2024	210
2025	200
2026	156
2027	145
2028	143
855